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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)            December 29, 2000
                                                        -----------------------


                                Officeland, Inc.
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               (Exact Name of Registrant as Specified in Charter)


  Ontario, Canada                     0-15530                    103976668
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(State or Other Jurisdiction     (Commission File Number)  (Canadian Federal Tax
      of Incorporation)                                             Account.)


         312 Dolomite Drive, Suite 212
                Downsview, Ontario                               M3J2N2
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   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code      (416) 736-4000
                                                     -----------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report


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ITEM 5 OTHER EVENTS

Attached is a Press Release issued by the Registrant on December 29, 2000 (the "Press Release").


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1     Press Release of the Registrant dated December 29, 2000.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Officeland, Inc. (Registrant)


                                          By: /s/: Ajit G. Hutheesing
                                             ------------------------
                                                   Ajit G. Hutheesing

                                          Title: Chairman of the Board

Dated:  December 29, 2000


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